UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2023

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 586-7771

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Transition

On September 21, 2023, the Board of Directors (the "Board") of Inspirato Incorporated (the "Company") approved the appointment of Eric Grosse, age 54 and a current member of the Board, as the Company’s Chief Executive Officer to succeed Brent Handler who resigned as an employee (the “CEO Transition”). Messrs. Handler and Grosse will each continue to serve as members of the Board. The CEO Transition is effective on September 26, 2023.

Mr. Grosse’s biographical information is set forth on page 7 of the Company’s Proxy Statement for its 2022 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 6, 2023, in the section entitled “Board of Directors and Corporate Governance – Nominees for Director,” which information is incorporated herein by reference.

There are no arrangements or understandings between Mr. Grosse and any other persons pursuant to which he was appointed Chief Executive Officer. There are no family relationships between Mr. Grosse and any director or executive officer of the Company. Mr. Grosse previously entered into an indemnification agreement on the Company’s standard form, a copy of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-39791) on February 14, 2022. Mr. Grosse has not engaged in any other transaction with the Company during the last fiscal year, and he does not propose to engage in any other transaction, that would be reportable under Item 404(a) of Regulation S-K.

Grosse Employment Agreement

In connection with the appointment of Mr. Grosse as the Company’s Chief Executive Officer, Inspirato LLC, the Company’s operating subsidiary, and Mr. Grosse entered into an Executive Employment Agreement, effective as of September 22, 2023 (the “Grosse Employment Agreement”). Pursuant to the Grosse Employment Agreement, Mr. Grosse will receive an annual base salary, a signing bonus, eligibility to receive an annual target bonus, eligibility to participate in employee benefit or group insurance plans maintained from time to time by the Company, and certain travel benefits with the Company. Mr. Grosse’s initial base annual salary is $550,000 and his initial annual target bonus, effective starting in 2024, will be 100% of his base annual salary. Additionally, the Grosse Employment Agreement provides for (i) an initial grant of an equity award consisting of restricted stock units (“RSUs”) with an aggregate value of $4,000,000; 25% of the RSUs subject to the award vest on the one-year anniversary of the date of grant and 1/16th of the RSUs subject to the award vest quarterly thereafter, in each case subject to Mr. Grosse’s continued service through each vesting date; and (ii) beginning in 2025, consideration for an annual equity award, consisting of RSUs, based on performance in the prior fiscal year. The target value of such annual award will be $2,225,000 for performance in 2024 and 2025 and $2,500,000 for performance in each year thereafter. The Board will have the discretion to grant all, some or none of such annual awards based on performance in the prior fiscal year. Mr. Grosse will be considered for annual equity awards in each subsequent year commensurate with other similarly situated executives. Mr. Grosse will also receive a $150,000 signing bonus, payable in two equal amounts upon execution of the Grosse Employment Agreement and, subject to continuous employment through such date, the remaining 50% on January 1, 2024. If Mr. Grosse’s employment is terminated by the Company without Cause (as defined in the Grosse Employment Agreement) or by Mr. Grosse for Good Reason (as defined in the Grosse Employment Agreement), then Mr. Grosse will also become eligible to receive the following benefits:

•	an amount equal to the sum of 12 months of his annual base salary and 100% of his annual target bonus;
•	payment of COBRA premiums for a period of up to 18 months; and

•	immediate accelerated vesting of (i) 50% of Mr. Grosse’s unvested shares subject to equity awards, if such termination occurs between the starting date of Mr. Grosse’s employment through 180 days of employment; (ii) 75% of Mr. Grosse’s unvested shares subject to equity awards, if such termination occurs between 181 through 270 days of employment; or (iii) 100% of Mr. Grosse’s unvested shares subject to equity awards, if such termination occurs on or after 271 days of employment.

The foregoing description of the Grosse Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Grosse Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Handler Separation Agreement

On September 22, 2023, Inspirato LLC and Mr. Handler entered into a Separation and Release Agreement (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Handler will be entitled to (i) severance payments in an aggregate gross amount of $515,000.00, representing 12 months of Mr. Handler’s annual base salary to be paid in 24 equal bimonthly installments; (ii) a travel allowance credit of $95,433.26 that expires on February 1, 2024; (iii) accelerated vesting of all Mr. Handler’s unvested equity awards to occur at such time as Mr. Handler ceases to be a member of the Board; (iv) reimbursement of up to $7,500 of legal fees incurred by Mr. Handler in connection with the Separation Agreement; and (v) copayment of Mr. Handler’s COBRA premiums for a period of up to two years, in an amount equal to the employer portion of Mr. Handler’s health insurance had Mr. Handler remained employed by the Company through such period.

In consideration for such benefits, Mr. Handler agreed to a general release of claims in favor of the Company, and to customary confidentiality and cooperation covenants. Additionally, Mr. Handler agreed that for so long as he remains a member of the Board, he shall be entitled only to Company-paid personal use of travel benefits with the Company commensurate with other Board members, in lieu of the Company-paid personal use of travel benefits with the Company to which Mr. Handler is otherwise entitled. The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the CEO Transition, on September 22, 2023, the Company notified the NASDAQ Stock Market LLC (“Nasdaq”) that the Company was no longer in compliance with Nasdaq Listing Rule 5605(b)(1), which requires that a majority of the Board be composed of independent directors (the “Majority Independent Requirement”). Prior to the CEO Transition, the Board was comprised of six directors, of which four were independent. Upon Eric Grosse’s appointment as Chief Executive Officer of the Company, he ceased to be independent for purposes of the Nasdaq rules and as a result, currently only three out of the six members of the Board are independent directors. Accordingly, on September 25, 2023, Nasdaq issued the Company a written notice that the Company was not in compliance with the Majority Independent Requirement. This notice is a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on Nasdaq. Pursuant to Nasdaq Listing Rule 5810(c)(2), the Company has 45 calendar days, or until November 9, 2023, to submit a plan to regain compliance with the Majority Independent Requirement. The Company intends to submit a plan to regain compliance with the Majority Independent Requirement within the required timeframe and to appoint an additional independent director to the Board as promptly as practicable. Under the Nasdaq Listing Rules, after considering the Company’s plan, Nasdaq may grant the Company an exception of up to 180 calendar days from September 25, 2023, or until March 23, 2024, to regain compliance. There can be no assurance that Nasdaq will accept the Company’s plan, that Nasdaq will grant the Company any exception or that the Company will be able to regain compliance with Nasdaq Listing Rule 5605(b)(1) or maintain compliance with any other Nasdaq requirement in the future. In the event the Company’s plan is not accepted by Nasdaq or the Company does not regain compliance with the Majority Independent Requirement within any extension period that may be potentially granted by Nasdaq, the Company will receive written notification from Nasdaq that the Company’s securities are subject to delisting. At that time, the Company may appeal the relevant delisting determination to a hearings panel. However, there can be no assurance that, if the Company does appeal the delisting determination by Nasdaq to the panel, that such appeal would be successful.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 26, 2023, the Company held a special meeting of stockholders (the “Special Meeting”). Holders of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), were entitled to one vote on each proposal for each share held as of the close of business on September 1, 2023 (the “Record Date”), and holders of the Company’s Class V common stock, par value $0.0001 per share (the “Class V Common Stock”), were entitled to one vote on each proposal for each share held as of the close of business on the Record Date. The Class A Common Stock and Class V Common Stock voted as a single class on all matters submitted for a vote at the Special Meeting, except that approval of the proposal to adopt an amendment to the Company’s certificate of incorporation to create a new series of common stock designated Class B Non-Voting common stock, par value $0.0001 per share, required the additional approvals of the holders of a majority of each of the Class A Common Stock and Class V Common Stock, voting separately as a class. At the Special Meeting, 47,376,634 shares of Class A Common Stock and 53,203,281 shares of Class V Common Stock—representing approximately 79.1% of the total voting power of shares entitled to vote, 69.0% of the total voting power of Class A Common Stock entitled to vote and 91.0% of the total voting power of Class V Common Stock entitled to vote—were present virtually or represented by proxy and voted on the following proposals, which are described in more detail in the Proxy Statement.

The Note Proposal — The proposal to approve the issuance of the 8% Senior Secured Convertible Notes due 2028 (the “Notes”) and shares of Company common stock issuable upon conversion thereof, including as a result of pay-in-kind interest, for purposes of Nasdaq Rule 5635(b) and (d) was approved based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
99,920,576	646,288	13,051	-

The Class B Proposal — The proposal to adopt an amendment to the Company’s certificate of incorporation to create a new series of common stock designated Class B Non-Voting common stock, par value $0.0001 per share, was approved based on the following results of voting:

	For	Against	Abstain	Broker Non-Votes
Class A Common Stock	46,766,185	599,763	10,686	-
Class V Common Stock	53,203,281	-	-	-
Total	99,969,466	599,763	10,686	-

The Split Proposal — The proposal to adopt a series of alternative amendments to the Company’s certificate of incorporation, that would permit, but would not require, our Board to effect a reverse stock split was approved based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
99,399,589	1,021,270	159,056	-

The Adjournment Proposal — In light of the approval of the above proposals at the Special Meeting, the proposal to approve the postponement or adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary to solicit additional proxies because there were insufficient votes to adopt any of the above proposals at the time of the Special Meeting was rendered moot and was not presented.

Item 7.01	Regulation FD Disclosure.

On September 25, 2023, the Company issued a press release announcing the appointment of Mr. Grosse as Chief Executive Officer of the Company. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the related information set forth in the press release attached hereto as Exhibit 99.1, is being “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Effective September 21, 2023, the composition of committees of the Board are as follows:

Audit Committee

Ann Payne, Chair; Michael Armstrong; and Scott Berman

Compensation Committee

Michael Armstrong, Chair; Ann Payne; and Scott Berman

Nominating and Corporate Governance Committee

Scott Berman, Chair; Ann Payne; and Michael Armstrong

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, such as statements about the Company’s expectations regarding its timing and plans to appoint additional independent directors to the Board. Statements that are not historical facts or that describe the Company's plans, objectives, projections, expectations, assumptions, strategies, or goals are forward-looking statements. In addition, words such as “will,” “expect” and “intend” or words of similar meaning or discussions of the Company’s plans or other intentions identify forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to various known and unknown risks, uncertainties, and other factors that may cause actual results, performances, or achievements to differ materially from future results, performances, or achievements expressed or implied by such forward-looking statements. Consequently, undue reliance should not be placed on these forward-looking statements. Forward-looking statements in this Current Report on Form 8-K represent the Company’s judgment as of the date hereof. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Executive Employment Agreement between Inspirato LLC and Eric Grosse, dated September 22, 2023
10.2	Separation and Release Agreement between Inspirato LLC and Brent Handler, dated September 22, 2023
99.1	Press Release dated September 25, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSPIRATO INCORPORATED

Date: September 27, 2023	By:	/s/ Robert Kaiden
Robert Kaiden
Chief Financial Officer